                             MASTER ADMINISTRATOR REPORT

              _________________________________________________________

                                 NAFCO AUTO TRUST - 1

                     For the February 20, 1998 Distribution Date

                       For period beginning on November 1, 1997
                  and ending on January 31, 1998 (the "Due Period")

              ___________________________________________________________

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section
5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among Auto Funding II L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is a Officer of the Master Administrator.

     4.        The date of this Report is February 18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               November 1, 1997 was. . . . . . . . . . . . . . . . . 0.13407080
                                                                     ----------

          (b)  The Pool Factor with respect to
               January 31, 1998 was  . . . . . . . . . . . . . . . . 0.10920269
                                                                     ----------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of November 1, 1997
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . .  $  1,372,750.93
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of November 1, 1997
               (after giving effect to the
               disbursements in reduction
               of principal, if any, on the
               immediately preceding Distribution
               Date) was. . . . . . . . . . . . . . . . . . . $      152,575.56
                                                               ----------------

     7.   COMPUTATION OF THE AVAILABLE SUBORDINATION AMOUNT.

          (a)  The Maximum Subordination Amount
               in respect of such Distribution
               Date is . . . . . . . . . . . . . . . . . . .  $      831,078.15
                                                               ----------------

          (b)  The Cumulative Subordination
               Payments with respect to such
               Distribution Date is . . . . . . . . . . . . . $       -0-
                                                               ----------------

          (c)  The Available Subordination Amount
               with respect to such Distribution
               Date [a - b] is. . . . . . . . . . . . . . . . $      831,078.15
                                                               ----------------

     8.   THE CASH RESERVE ACCOUNT.

          (a)  The Required Cash Reserve Amount
               (assuming all withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is . . . . . . . . $       68,637.54
                                                               ----------------

          (b)  The Available Cash Reserve Amount
               available for deposit to the Collection
               Account on the related Deposit Date
               (prior to any withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is . . . . . . . .  $      70,746.80
                                                                ---------------

          (c)  The amount to be deposited to
               (withdrawn from) the Available
               Cash Reserve Amount with respect
               to the current Distribution Date
               was . . . . . . . . . . . . . . . . . . . . . . $     (2,109.26)
                                                                ---------------

          (d)  The Available Cash Reserve Amount
               available for deposit to the Collection
               Account on the related Deposit Date
               (after any withdrawals or deposits to
               be made with respect to the current
               Distribution Date are made) is  . . . . . . . . $      68,637.54
                                                                ---------------

     9.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The aggregate Monthly Servicing Fee
               paid to the Servicer on the December 19,
               1997 Monthly Fee Date and the January 19,
               1998 Monthly Fee Date was . . . . . . . . . . . $      21,259.96
                                                                ---------------

          (b)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is  . . . . . . . . . . . . . $       5,380.85
                                                                ---------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . $      26,640.81
                                                                ---------------

     10.  AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The aggregate Monthly Subrogation
               Amount paid to the Master
               Administrator on the December 19, 1997
               Monthly Fee Date and the January 19,
               1998 Monthly Fee Date was . . . . . . . . . . . $      -0-
                                                                ---------------

          (b)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . $      -0-
                                                                ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such
               Due Period [a+b] is . . . . . . . . . . . . . . $      -0-
                                                                ---------------

     11.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The aggregate Monthly Administrator
               Fee paid to the Master Administrator
               on the December 19, 1997 Monthly
               Fee Date and the January 19, 1998
               Monthly Fee Date was  . . . . . . . . . . . . . $       5,470.40
                                                                ---------------

          (b)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . $       2,635.39
                                                                ---------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . $       8,105.79
                                                                ---------------

     12.  AVAILABLE FUNDS.


          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . $     408,730.13
                                                                ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . $      10,972.91
                                                                ---------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account for the Due Period and
               transferred to the Collection Account
               on the related Deposit Date was . . . . . . . . $       5,106.40
                                                                ---------------

          (d)  Total distributable funds with
               respect to the related Due Period
               [a+b+c] was . . . . . . . . . . . . . . . . . . $     424,809.44
                                                                ---------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was  . . . . . . . . . . $     - 0 -
                                                                ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection Account
               and the Cash Reserve Account used to pay
               the Monthly Servicing Fee and the Monthly
               Administrator Fee on the December 19,
               1997 Monthly Fee Date and the January
               19, 1998 Monthly Fee Date was . . . . . . . . . $      26,730.36
                                                                ---------------

          (g)  The amount of Available Funds and
               interest earned on the Collection Account
               and the Cash Reserve Account remaining
               after the purchase of additional Auto
               Loans and the payment of the Monthly
               Servicing Fee and the Monthly
               Administrator Fee with respect to the
               related Due Period [d-e-f] is . . . . . . . . . $     398,079.08
                                                                ---------------

     13.  DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.

               The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the
               Servicer on such Distribution Date
               is . . . . . . . . . . . . . . . . . . . . . . $        5,380.85
                                                               ----------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution Date is . . . . . . . . . . . . . $       -0-
                                                               ----------------

          (c)  The amount of the Monthly
               Administrator Fee to be paid to the
               Master Administrator on such
               Distribution Date is . . . . . . . . . . . . . $        2,635.39
                                                               ----------------

          (d)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Investor Certificates
               at the Certificate Rate, including
               any Shortfall so allocable is . . . . . . . .  $       30,028.92
                                                               ----------------

          (e)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               payments in reduction of principal
               with respect to the Investor
               Certificates is. . . . . . . . . . . . . . . . $      254,624.57
                                                               ----------------

          (f)  The total amount of the
               distribution to be made on such
               Distribution Date to the Investor
               Certificateholders [d+e] is. . . . . . . . . . $      284,653.49
                                                               ----------------

          (g)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Seller Certificate
               at the Certificate Rate is . . . . . . . . . . $        3,337.59
                                                               ----------------

          (h)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes a
               reduction of principal with respect to
               the Seller Certificate is  . . . . . . . . . . $       61,785.97
                                                               ----------------

          (i)  The amount to be deposited(withdrawn) from
               the Cash Reserve Account is. . . . . . . . . . $      (2,109.26)
                                                               ----------------

          (j)  The amount to be retained in
               the Collection Account with the
               respect to the Partial Payment
               Amount is. . . . . . . . . . . . . . . . . . . $        9,493.72
                                                               ----------------

          (k)  The amount to be disbursed to
               the Seller Certificateholder
               (other than the amounts referred
               to in clauses (g) and (h) is . . . . . . . . . $       32,901.33
                                                               ----------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is . . . . . $       98,024.89
                                                               ----------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of January 31, 1998
               (after giving effect to the
               disbursements in reduction of
               principal, if any, made on the
               related Distribution Date) is. . . . . . . . . $    1,118,126.36
                                                               ----------------

          (b)  The Seller Certificate Principal
               Balance as of January 31, 1998
               (after giving effect to the
               disbursements in reduction
               of principal, if any, on the
               related Distribution Date) is. . . . . . . . . $       90,789.59
                                                               ----------------
     15.  EVENTS OF ADMINISTRATOR TERMINATION.

     No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of February 1998.


                              NYLIFE SFD Holding INC.
                              as Master Administrator



                              By: /s/ Scott Drath
                                 -------------------------------------
                                 Name: Scott Drath
                                 Title:  Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED February 18, 1998


                         EVENT OF ADMINISTRATOR TERMINATION
                         ----------------------------------


                                        None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED February 18, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of January 31, 1998 [the close of business on the last day of the Due Period]


               Number of Days      Number of               Aggregate Principal
                   Delinquent      Auto Loans             Balance of Auto Loans
               --------------    -------------           -----------------------
               current (0-29)          194                          $   886,614
                    30 - 59             22                               95,619
                    60 - 89             11                               41,045
                   90 - 120              6                               21,081
                   over 120            142                              576,942
                                 ---------                           ----------
               Totals:                 375                          $ 1,621,301
                                 ---------
                                 ---------

               Aggregate Principal Balance of Defaulted
                 Auto Loans at January 31, 1998                       (412,385)
                                                                     ----------

               Aggregate Principal Balance allocable
                 to Certificateholder                              $  1,208,916
                                                                    -----------
                                                                    -----------

     2.   TOTAL AMOUNTS COLLECTED FOR THE DUE PERIOD
          AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected on
               the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . $ 295,466.63
                                                                    -----------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               for the Due Period was. . . . . . . . . . . . . . . $ 113,263.50
                                                                    -----------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for the
               Due Period was. . . . . . . . . . . . . . . . . . . $ 408,730.13
                                                                    -----------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of                            Aggregate Principal
               Auto Loans                         Balance of Auto Loans
               ----------                         ---------------------
                  8                                  $55,098.16


     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

                   The Certificate Rate is 8.75%.

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . . . . $   2.932798
                                                                    -----------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . . $  24.868109
                                                                    -----------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is  . . . . . . . . . . . $   27.800907
                                                                   ------------

                                   SERVICER REPORT

                                 NAFCO AUTO TRUST - 1

-------------------------------------------------------------------------------

    FOR THE PERIOD BEGINNING FEBRUARY 1, 1998 AND ENDING FEBRUARY 28, 1998

     The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3    The undersigned is an Officer of the Servicer.

4    This report is dated 3/12/98.

4.1  Principal Reconciliation:

                                             Number of Accounts     Aggregate Prin Balance
                                             ------------------     -----------------------
     Ending Balance 1/31/98                          275                  $1,208,915.95
     Principal Payments                                                     ($60,355.92)
     Prepayment of Principal                         -10                    ($18,293.17)
     Insurance Proceeds                                                      ($4,173.17)
     Redeemed Repos this Reporting Period              0                          $0.00
     Force-Closed                                     -2                       ($657.18)
     Net Aggregate Principal Balance of                                           $0.00
       Defaulted Auto Loans during 2/98               -4                    ($23,503.11)
                                             -------------------     -----------------------
                                             -------------------     -----------------------
     Ending Balance 2/28/98                          259                  $1,101,933.40

4.12 Defaulted Principal Reconciliation

                                             Number of Accounts     Aggregate Prin Balance
                                             ------------------     -----------------------
     Ending Balance 1/31/98                          100                    $412,384.48
     New Repossessions                                 4                     $23,503.11
     New Skips                                         0                          $0.00
     New Gap                                           0                          $0.00
     New Repo Prev. Redeemed                           0                          $0.00
     Recoveries on Defaulted Auto Loans                0                     ($4,398.50)
     Repos Redeemed During Reporting Period            0                          $0.00
     Charge Off/Forced Close/Repurchased               0                          $0.00
     New Repo Prev Reported as Skip                    0                          $0.00
                                             -------------------     -----------------------
                                             -------------------     -----------------------
     Ending Balance 2/28/98                          104                    $431,489.09

5.  AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

   a. AS of 1/31/98


          Number of Days               Number of             Aggregate Principal Balance
           Delinquent                 Auto Loans                   of Auto Loans
        ------------------          --------------           ----------------------------
         current (0 - 29)                 194                         $886,613.66
            30 - 59                        22                          $95,618.69
            60 - 89                        11                          $41,044.93
            90 - 119                        6                          $21,080.96
            over 120                      142                         $576,942.19
                                    ---------------           ----------------------------
                                    ---------------           ----------------------------
            Totals:                       375                       $1,621,300.43

        Aggregate Outstanding Principal Balance
        of Defaulted Auto Loans as of 1/31/98                        ($412,384.48)
                                                               ----------------------------
        Aggregate Principal Pool Balance as of 1/31/98
        (Net of Defaulted Auto Loans)                               $1,208,915.95
                                                               ----------------------------
                                                               ----------------------------

   b. AS of 2/28/98

          Number of Days               Number of             Aggregate Principal Balance
           Delinquent                 Auto Loans                   of Auto Loans
        ------------------          --------------           ----------------------------
         current (0 - 29)                 185                         $819,974.37
            30 - 59                        19                          $71,977.89
            60 - 89                         8                          $33,891.03
            90 - 119                        9                          $36,035.39
            over 120                      142                         $571,543.81
                                    ---------------           ----------------------------
                                    ---------------           ----------------------------
            Totals:                       363                       $1,533,422.49

       Aggregate Outstanding Principal Balance
       of Defaulted Auto Loans as of 2/28/98                         ($431,489.09)
                                                              -----------------------------
       Aggregate Principal Pool Balance as of 2/28/98
       (Net of Defaulted Auto Loans)                                $1,101,933.40
                                                              -----------------------------
                                                              -----------------------------

6.  DEFAULTED AUTO LOANS

   a.  Auto Loans that became Defaulted Auto Loans during the Reporting Period.

    Number of                                                       Aggregate Principal Balance
    Auto Loans                                                            of Auto Loans
-------------------                                               --------------------------------
        4              Repossessions                                       $23,503.11
        0              Skip Claim Filed                                         $0.00
        0              Gap Claim Filed                                          $0.00
        0              Repo Redeemed now repo                                   $0.00
        0              prev skip now repo                                       $0.00
-------------------                                               --------------------------------
-------------------                                               --------------------------------
        4              Total                                               $23,503.11

   b.  Outstanding Defaulted Auto Loans as of 2/28/98

    Number of                                                       Aggregate Principal Balance
    Auto Loans                                                            of Auto Loans
-------------------                                               --------------------------------
       92              Repossessions                                      $351,596.48
        6              Skip Claims Filed                                   $58,844.34
        2              Gap Claim Filed                                        $747.11
        4              repo red from pr period                             $20,301.16
-------------------                                               --------------------------------
-------------------                                               --------------------------------
      104              Total                                              $431,489.09

7.  AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

    Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

    Number of                Aggregate Principal
    Auto Loans              Balance of Auto Loans             Description of Modification
-------------------    --------------------------------   -----------------------------------
        1                        $6,754.33                       Term Extended 1 month

8.  REPURCHASED AUTO LOANS

    Information with respect to Repurchased Auto Loans during the Reporting Period.

                         Number of                 Aggregate Principal Balance
     Party               Auto Loans                       of Auto Loans                    Aggregate Repurchase Price
---------------        --------------           --------------------------------         ------------------------------
Seller

Originator                  0                                $0.00                                    $0.00

Master Servicer
                       --------------           --------------------------------         ------------------------------
                       --------------           --------------------------------         ------------------------------
Totals:                     0                                $0.00                                    $0.00

9.  RECOVERIES

    Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

Number of Defaulted
Auto Loans on which
   there were                                                   Aggregate Amount of
   Recoveries                 Source of Recoveries                   Recoveries
-------------------        --------------------------        -------------------------
       1                   Proceeds from sale of                     $2,800.00
                           collateral

      N/A                  Proceeds from insurance                       $0.00
                           claims

      N/A                  Non-Cash insurance                            $0.00
                           deductible claims

      N/A                  Paid Ahead/Behind                           $218.43

      N/A                  Payments / (Reversals)                    $2,141.31

       0                   Repurchases
-------------------                                          -------------------------
-------------------                                          -------------------------
       1                                                             $5,159.74

10.  REPOSSESSION INFORMATION

                               Number of             Aggregate Principal Balance
     Action                    Auto Loans                   of Auto Loans                   Aggregate Amount Realized
---------------              --------------       ---------------------------------      -------------------------------
Repossession                       4                         $23,503.11

Disposed of after
Repossession*                      1                                                                $2,800.00

Repossessions
Redeemed                           1                          $8,288.30
                             -------------        ---------------------------------      ------------------------------
                             -------------        ---------------------------------      ------------------------------
Totals:                            5                         $31,791.41                             $2,800.00


Nafco Trust 1 2/98                  Page 4

11.  LOSSES

     a.  The aggregate outstanding Principal Balance of Auto Loans written-off
         during the Reporting Period was......................................................   $               $657.18
         [Force Closed = ($7.25)]                                                                 ----------------------

     b.  The aggregate amount of uninsured claims (without duplication to amounts
         referred to in clause a) during the Reporting Period was.............................   $         N/A
                                                                                                  ----------------------

     c.  The total amount of the losses on the Auto Loans during the Reporting Period was.....   $               $657.18
                                                                                                  ----------------------

12. TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE REPORTING PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT

     a.  The aggregate portion of Payments collected on the Auto Loans allocable to
         Scheduled Payments* in Respect of Interest on the Auto Loans during the
         Reporting Period was.................................................................   $            $16,683.96
                                                                                                  ----------------------

     b.  The aggregate portion of Payments collected on the Auto Loans allocable to
         Scheduled Payments in Respect of Principal on the Auto Loans during the Auto
         Loans during the Reporting Period was................................................   $            $60,355.92
                                                                                                  ----------------------

     c.  The aggregate portion of Payments collected on the Auto Loans allocable to
         Prepayments* during the Reporting Period was.........................................   $            $16,131.31
         [Prin  $18293.17      Int  $-2161.86]                                                    ----------------------

     d.  Insurance Proceeds received on Active Auto Loans.....................................   $             $4,756.47
         [Prin  $4173.17       Int  $583.30]                                                      ----------------------

     e.  The aggregate portion of Payments collected on the Auto Loans allocable to
         Defaulted Auto Loan proceeds during the Reporting Period was.........................   $             $5,159.74
         [Prin  $4398.50      Int  $761.24]                                                       ----------------------

     f.  The total amount of Payments collected on the Auto Loans and the total deposited
         into the Collection Account during the Reporting Period (sum of a+b+c+d+e) was.......   $           $103,087.40
                                                                                                  ----------------------

     g.  Total Late charges Received..........................................................   $             $2,081.53
                                                                                                  ----------------------

     h.  Extension Fees on Precomputed Auto Loans.............................................   $                $36.87
                                                                                                  ----------------------

     i.  Excess Funds on Paid-Off Accounts....................................................   $              ($118.54)
                                                                                                  ----------------------
         108901119906031228   $1332.53,    108901119906323281   $713.76
         108004110405000239   $-2288.50    108901119906323281   $123.67

     j.  Insurance Proceeds Excess Funds                                                         $                  0.00
                                                                                                  ----------------------

     k.  Total Cash Received..................................................................   $           $105,087.26
                                                                                                  ----------------------
                                                                                                  ----------------------

     l.  The aggregate portion of Insurance Deductible allocable to Defaulted Auto Loan
         proceeds during the Reporting Period was.............................................   $                 $0.00
         [prin  $0.00    int  $0.00]                                                              ----------------------

     m.  The aggregate portion of Insurance Deductible allocable to Active Auto Loan
         proceeds during the Reporting Period was.............................................   $                 $0.00
         [prin  $0.00    int  $0.00]                                                              ----------------------


Nafco Trust 1 2/98                  Page 5

13.  AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

     a.  The Reimbursable Servicer Expenses with respect to the calendar month immediately
         preceding the date of this Servicer Report was.......................................   $             $2,071.28
                                                                                                  ----------------------

     b.  The Servicer Penalty Payments with respect to the period from and including the
         calendar month immediately preceding the date of this Servicer Report was............   $             $1,040.77
                                                                                                  ----------------------

     c.  The Servicer Variable Amount with respect to the calendar month immediately
         preceding the date of this Servicer Report was.......................................   $               $468.88
                                                                                                  ----------------------

     d.  The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this Servicer Report is
         [0.15% x the aggregate Principal Balance of the Auto Loans at the end of the
         immediately preceding calendar month]................................................   $             $2,300.13
                                                                                                  ----------------------

     e.  The Monthly Servicing Fee, if any, owing with respect to calendar months prior
         to the immediately preceding calendar month is.......................................   $                 $0.00
                                                                                                  ----------------------

     f.  The total amount owing to the Master Servicer on the next following Monthly Fee
         Date is..............................................................................   $             $5,881.06
                                                                                                  ----------------------


Nafco Trust 1 2/98                  Page 6

14.  EVENTS OF SERVICING TERMINATION

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.  ATTACHED SCHEDULES

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, March 12, 1998.

                                        Electronic Data Systems Corporation
                                        as Servicer

                                        /s/ Richard L. Coogan
                                        ------------------------------------
                                        Richard L. Coogan, Senior Manager
                                        Electronic Data Systems Corporation
                                        Consumer Asset Management Division


Nafco Trust 1 2/98                  Page 7

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
-------------------------------------------------------------------------------

        FOR THE PERIOD BEGINNING MARCH 1, 1998 AND ENDING MARCH 31, 1998


      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.

4     This report is dated 4/12/98.

4.1   Principal Reconciliation:

                                                    Number of Accounts      Aggregate Prin Balance
                                                    ------------------      ----------------------
Ending Balance 2/28/98                                      259                  $1,101,933.40
Principal Payments                                                                 ($67,636.51)
Prepayment of Principal                                     -11                    ($25,768.45)
Insurance Proceeds                                                                       $0.00
Redeemed Repos this Reporting Period                          0                          $0.00
Force-Closed                                                 -6                    ($28,313.61)
Net Aggregate Principal Balance of
  Defaulted Auto Loans during 3/98                           -2                     ($9,944.54)
                                                    ------------------      ----------------------
                                                    ------------------      ----------------------
Ending Balance 3/31/98                                      240                    $970,270.29

4.12  Defaulted Principal Reconciliation

                                                    Number of Accounts      Aggregate Prin Balance
                                                    ------------------      ----------------------
Ending Balance 2/28/98                                       104                   $431,489.09
New Repossessions                                              2                     $9,944.54
New Skips                                                      0                         $0.00
New Gap                                                        0                         $0.00
New Repo Prev. Redeemed                                        0                         $0.00
Recoveries on Defaulted Auto Loans                            -2                   ($20,802.93)
Repos Redeemed During Reporting Period                         0                         $0.00
Charge Off/Forced Close/Repurchased                           -6                   ($32,755.66)
New Repo Prev Reported as Skip                                 0                         $0.00
                                                    ------------------      ----------------------
                                                    ------------------      ----------------------
Ending Balance 3/31/98                                        98                   $387,875.04


Nafco Trust 1  3/98                          Page 1

5      AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

    a. AS of 2/28/98


          Number of Days           Number of           Aggregate Principal Balance
           Delinquent             Auto Loans                  of Auto Loans
       ------------------     ------------------       ---------------------------
        current (0 - 29)              185                       $819,974.37
              30 - 59                  19                        $17,977.89
              60 - 89                   8                        $33,891.03
             90 - 119                   9                        $36,035.39
             over 120                 142                       $571,543.81
                              ------------------        --------------------------
                              ------------------        --------------------------
            Totals:                   363                     $1,533,422.49

      Aggregate Outstanding Principal Balance
      of Defaulted Auto Loans as of 2/28/98                    ($431,489.09)
                                                        --------------------------
      Aggregate Principal Pool Balance as of 2/28/98
      (Net of Defaulted Auto Loans)                           $1,101,933.40
                                                        --------------------------
                                                        --------------------------

    b. AS of 3/31/98


          Number of Days           Number of           Aggregate Principal Balance
           Delinquent             Auto Loans                  of Auto Loans
       ------------------     ------------------       ---------------------------
        current (0 - 29)              187                       $758,331.88
              30 - 59                  11                        $61,270.18
              60 - 89                   5                        $18,722.73
             90 - 119                   5                        $24,566.22
             over 120                 130                       $495,254.32
                              ------------------        --------------------------
                              ------------------        --------------------------
            Totals:                   338                     $1,358,145.33

      Aggregate Outstanding Principal Balance
      of Defaulted Auto Loans as of 3/31/98                    ($387,875.04)
                                                        --------------------------
      Aggregate Principal Pool Balance as of 3/31/98
      (Net of Defaulted Auto Loans)                           $  970,270.29
                                                        --------------------------
                                                        --------------------------


Nafco Trust 1  3/98                          Page 2

6.     DEFAULTED AUTO LOANS

    a. Auto Loans that became Defaulted Auto Loans during the Reporting Period.


          Number of                                    Aggregate Principal Balance
         Auto Loans                                          of Auto Loans
       -------------                                   ----------------------------
             2           Repossessions                           $9,944.54
             0           Skip Claim Filed                            $0.00
             0           Gap Claim Filed                             $0.00
             0           Repo Redeemed now repo                      $0.00
             0           prev skip now repo                          $0.00
       -------------                                   ----------------------------
       -------------                                   ----------------------------
             2           Total                                   $9,944.54

    b. Outstanding Defaulted Auto Loans as of 3/31/98



          Number of                                    Aggregate Principal Balance
         Auto Loans                                          of Auto Loans
       -------------                                   ----------------------------
            88           Repossessions                          $325,676.79
             6           Skip Claims Filed                       $58,844.34
             2           Gap Claim Filed                            $747.11
             2           repo red from pr period                  $2,606.80
       -------------                                   ----------------------------
       -------------                                   ----------------------------
            98           Total                                  $387,875.04

7.     AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

       Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

         Number of       Aggregate Principal
        Auto Loans      Balance of Auto Loans       Description of Modification
       -----------      ---------------------       ---------------------------
            1                 $7,311.24                Term Extended 1 month


Nafco Trust 1  3/98                          Page 3

 8.   REPURCHASED AUTO LOANS

      Information with respect to Repurchased Auto Loans during the Reporting Period.

                    Number Of         Aggregate Principal Balance
     Party          Auto Loans               of Auto Loans                 Aggregate Repurchase Price
--------------   ----------------   --------------------------------    --------------------------------
Seller

Originator              0                                      $0.00                               $0.00

Master Servicer
                 ----------------   --------------------------------    --------------------------------
                 ----------------   --------------------------------    --------------------------------
Totals:                 0                                      $0.00                               $0.00

 9.   RECOVERIES

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

Number of Defaulted
Auto Loans on which
  there were                                                         Aggregate Amount of
  Recoveries                      Source of Recoveries                    Recoveries
----------------------         ----------------------------       --------------------------
        4                      Proceeds from                            $14,585.68
                               sale of collateral

       N/A                     Proceeds from                             $4,057.97
                               insurance claims

       N/A                     Non-Cash insurance                              N/A
                               deductible claims

       N/A                     Paid Ahead/Behind                        ($1,854.12)

       N/A                     Payments / (Reversals)                    $5,994.59

        0                      Repurchases

----------------------                                            --------------------------
----------------------                                            --------------------------
        4                                                               $22,784.12

10.   REPOSSESSION INFORMATION

                                      Number of              Aggregate Principal Balance
     Action                          Auto Loans                    of Auto Loans                   Aggregate Amount Realized
-------------------            ----------------------     ----------------------------------    ------------------------------

Repossession                             2                                 $9,944.54

Disposed of after
Repossession *                           4                                                                     $14,585.68

Repossessions
Redeemed                                 0                                     $0.00
                               ----------------------     ----------------------------------    ------------------------------
                               ----------------------     ----------------------------------    ------------------------------
Totals:                                  6                                 $9,944.54                           $14,585.68

11.   LOSSES

   a. The aggregate outstanding Principal Balance of Auto Loans written-off during the Reporting Period was.................. $  61,069.27
      [Force Closed = $31.06]                                       ------------

   b. The aggregate amount of uninsured claims (without
      duplication to amounts referred to in clause a) during
      the Reporting Period was..................................... $     N/A
                                                                    ------------

   c. The total amount of the losses on the Auto Loans during the Reporting Period was .................................... $  61,069.27
                                                                    ------------

12.   TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE REPORTING
      PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT

   a. The aggregate portion of Payments collected on the Auto
      Loans allocable to Scheduled Payments* in Respect of
      Interest on the Auto Loans during the Reporting
      Period was................................................... $  17,358.06
                                                                    ------------

   b. The aggregate portion of Payments collected on the Auto
      Loans allocable to Scheduled Payments in Respect of
      Principal on the Auto Loans during the Auto Loans during
      the Reporting Period was..................................... $  67,636.51
                                                                    ------------

   c. The aggregate portion of Payments collected on the Auto
      Loans allocable to Prepayments* during the Reporting
      Period was................................................... $  27,435.95
      [Prin $25768.45   Int $1667.50]                               ------------

   d. Insurance Proceeds received on Active Auto Loans............. $       0.00
      [Prin $0.00   Int $0.00]                                      ------------

   e. The aggregate portion of Payments collected on the Auto
      Loans allocable to Defaulted Auto Loan proceeds during the
      Reporting Period was......................................... $  22,784.12
      [Prin..$20802.93   Int...1981.19]                             ------------

   f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period (sum of a+b+c+d+e) was.................. $ 135,214.64
                                                                    ------------

   g. Total Late charges Received.................................. $   2,159.88
                                                                    ------------

   h. Extension Fees on Precomputed Auto Loans..................... $      31.56
                                                                    ------------

   i. Excess Funds on Paid-Off Accounts............................ $     461.44
                                                                    ------------
      108004110405000239 $400.00 108901119906031120 $61.44

   j. Insurance Proceeds Excess Funds                               $       0.00
                                                                    ------------

   k. Total Cash Received.......................................... $ 137,867.52
                                                                    ------------
                                                                    ------------

   l. The aggregate portion of Insurance Deductible allocable to Defaulted Auto Loan proceeds during the Reporting
      Period was................................................... $       0.00
      [prin $0.00   int $0.00]                                      ------------

   m. The aggregate portion of Insurance Deductible allocable to
      Active Auto Loan proceeds during the Reporting Period was.... $       0.00
      [prin $0.00   int $0.00]                                      ------------

13.   AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

   a. The Reimbursable Servicer Expenses with respect to the
      calendar month immediately preceding the date of this
      Servicer Report was.......................................... $   3,809.00
                                                                    ------------

   b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding
      the date of this Servicer Report was......................... $   1,079.94
                                                                    ------------

   c. The Servicer Variable Amount with respect to the calendar month immediately preceding the date of this Servicer
      Report was................................................... $     410.33
                                                                    ------------

   d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this Servicer Report is [0.15% x the aggregate Principal
      Balance of the Auto Loans at the end of the immediately
      preceding calendar month].................................... $   2,037.22
                                                                    ------------

   e. The Monthly Servicing Fee, if any, owing with respect to calendar months prior to the immediately preceding calendar
      month is..................................................... $       0.00
                                                                    ------------

   f. The total amount owing to the Master Servicer on the next
      following Monthly Fee Date is................................ $   7,336.49
                                                                    ------------

14.   EVENTS OF SERVICING TERMINATION

      No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.   ATTACHED SCHEDULES

      Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.



To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, April 12, 1998.



                           Electronic Data Systems Corporation, FAMS as Servicer








                           By: /s/ P.A. Moppett
                              ---------------------------
                           Name: Patricia A. Moppett
                           Senior Manager, Electronic Data Systems Corporation Financial Asset Management Services